Barinthus Biotherapeutics Corporate Presentation Guiding the Immune System to Cure Disease May, 2024 NASDAQ: BRNS

Disclosure 2 This presentation includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward- looking statements contained in this presentation include, but are not limited to, statements regarding: our product development activities and clinical trials, including timing for readouts of any interim data for any of our programs and initiation of clinical trials, our regulatory filings and approvals, our estimated cash runway and cash burn, our ability to develop and advance our current and future product candidates and programs, our ability to establish and maintain collaborations or strategic relationships or obtain additional funding, the rate and degree of market acceptance and clinical utility of our product candidates, and the ability and willingness of our third-party collaborators to continue research and development activities relating to our product candidates. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties, include, without limitation, risks and uncertainties related to: preclinical and clinical studies, the success, cost and timing of our product development activities and planned and ongoing preclinical studies and clinical trials, whether results from preclinical studies and clinical trials will be predictive of the results of future trials, our ability to execute on our strategy, regulatory developments, our ability to fund our operations, global economic uncertainty, including disruptions in the banking industry, and the impact that the COVID-19 pandemic may have on our clinical trials, preclinical studies and access to capital, and other risks, uncertainties and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter and subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur and actual results may vary. Recipients are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except as required by law, we do not assume any intent to update any forward-looking statements after the date on which the statement is made, whether as a result of new information, future events or circumstances or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Company Overview

Guiding the immune system to cure disease

Our Mission

Advancing the next generation of immunotherapies that lead T cells to gain control over disease and improve patients' lives.

Diversified pipeline with anticipated near-term clinical milestones

- 4 programs across infectious diseases, autoimmunity and cancer, with an additional 3 partnered programs.
- 2 Phase 2 HBV readouts expected in Q2 2024[1].

Validated platforms accumulating clinical data

- Proprietary platforms (ChAdOx, MVA, SNAP) designed to drive focused immune responses.
- Clinical data generated across multiple indications (HBV infection, HPV infection, prostate cancer).

Strong Cash Position

- Cash of $130 million[2].
- Outstanding ordinary shares: 39.0 million.
- Estimated cash runway into Q4 2025[3].
- No debt or outstanding warrants.

[1] Based on management's current estimates on expected clinical data milestones.
[2] Including cash, cash equivalents and restricted cash as of March 31, 2024, as reported on Form 10-Q on May 13, 2024.
[3] Based on management's current estimate of status and strategy. Any changes could be material.

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Our Approach

Antigen-Specific Immunotherapies



Synthetic platforms
SNAP-TI
Modular design that can co-deliver multiple antigens and immunomodulators
Vectored platforms
ChAdOx
MVA
Induce a high magnitude of disease-specific, durable immune response
Antigen
T cell
Regulatory T cells
Cytotoxic T cells
Autoimmune Tolerance
(e.g., Celiac: VTP-1000)
Anti-viral & anti-cancer
(e.g., HBV: VTP-300,
HPV: VTP-200, Prostate: VTP-850)

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Diverse Pipeline With Anticipated Near-Term Clinical Milestones

Harnessing the Power of Antigen-Specific Immunotherapies to Treat Infectious Diseases, Autoimmunity and Cancer

Program	Product Candidate*	Therapeutic For	Preclinical	Phase 1	Phase 2	Phase 3	Status/Anticipated Upcoming Milestones
Infectious Disease Programs	VTP-300 ◆ ✓	Chronic Hepatitis B Virus (HBV) infection					Phase 2b & Phase 2a interim analysis (Q2 2024)
	VTP-200 ▶ ✓	Persistent Human Papillomavirus (HPV) infection					Phase 1b/2 complete, analysis ongoing
Autoimmune Programs	VTP-1000	Celiac disease					Phase 1 initiation (Q3 2024)
Cancer Programs	VTP-800/850 ✓	Prostate cancer					Phase 1/2 futility data (2025)

◆ Data supporting proof-of-concept announced ▶ Near-term proof-of-concept readout ✓ Existing human clinical data

ChAdOx + MVA SNAP-TI

*Barinthus Bio has worldwide rights for all product candidates.
These are estimated timelines only and our pipeline may be subject to change.

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VTP-300 Hepatitis B Virus (HBV) Therapeutic Guiding the immune system to cure disease

VTP-300

HBV Chronic Infection Represents a Large Market Opportunity for VTP-300

There is an urgent need to develop effective therapeutic strategies to cure chronic HBV infection.

~254M Patients are chronically infected with HBV.[1]

1.2M New HBV infections per year.[1]

~ 13% Patients are Diagnosed.[1]

Limitations of Current Treatments

- Existing therapies typically require chronic treatment.
- NUCs are slow-acting with low cure efficacy.[2]
- Pegylated interferon has significant side effects.[3]
- Less than 10% of patients achieve a functional cure with existing therapies.[4]

HBV: hepatitis B virus; NUCs: Nucleos(t)ide analogs.
[1] WHO, Global hepatitis report, 2024. [2] Broquetas T and Carrion JA, Hepat Med. 2002;14:87-100. [3] Van Zonneveld M, et al, Aliment Pharmacol Ther. 2005;21(9):1163-71.
4 Boyd A. et al, Viruses. 2021 Jul 11;13(7): 1341

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VTP-300 Could be a Critical Component to a Functional Cure Regimen for HBV 8 VTP-300 is designed to engage the host immune system and has been shown to induce sustained HBsAg reduction in an ongoing Phase 2b study.1 VTP-300 is being evaluated in combination with other therapies as a critical component of a functional cure. VTP-300 VTP-300 is an antigen-specific investigational immunotherapy that could be a critical component to enhancing rates of a functional cure. A functional cure will likely require a combination of agents with complementary mechanisms of action. Three potential components to a functional cure NUCs Capsid & Entry Inhibitors (Investigational) Inhibit viral replication RNAi Oligonucleotide Monoclonal antibodies (mAbs) Directly lower viral antigen Hepatitis B surface antigen burden (HBsAg) Antigen-specific immunotherapies (VTP-300) PD-1 Inhibitors Immunostimulants (TLR agonists) Stimulate host immune system response 1 Based on preliminary data.

VTP-300

HBV003 – Phase 2b Study – Currently Enrolling Patients

VTP-300 + Low-Dose (LD) nivolumab (N=120) - Initiated in Q4 2022

Objective: Evaluating Additional Dosing and PD-1 Inhibition Timing

	Day 1	Day 29	Day 36	Day 85	Day 169 (Patients to discontinue NUCs if eligible)
Group 1 (n= 40)	ChAdOx	MVA + LD nivo			
Group 2 (n=40)	ChAdOx	MVA + LD nivo		MVA + LD nivo	
Group 3 (n=40)	ChAdOx	MVA	LD nivo	MVA	

Discontinuation criteria

- ALT <2 × ULN, and
- HBV DNA < LLOQ, and
- HBsAg negative, and
- HBsAg undetectable, and/or
- HBsAg <100 IU/mL

Inclusion Criteria

- HBV DNA ≤1,000 IU/mL.
- HBsAg ≤200 IU/mL.
- On NUCs for ≥6 months.

Primary Endpoint

- % participants with a greater than 1 log HBsAg reduction at 6 months after initiation of therapy.

Secondary Endpoints

- Safety: incidence of AEs and SAEs.
- T cell response.

HBV003 results will inform treatment dosing regimen

Group 1: Mirrors Group 3 in HBV002 to further support response effect observed.

Group 2: Assesses if additional dose of MVA-HBV with LD nivolumab at Day 85 further reduces HBsAg.

Group 3: Assesses if delaying LD nivolumab until after MVA-HBV is more optimal (plus adds option of 2nd MVA-HBV dose).

Study Reference: NCT05343481
ALT: Alanine aminotransferase; LLOQ: lower limit of quantitation; ULN: upper limit of normal.

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10 VTP-300 in Combination with Nivolumab Continues to Show Sustained HBsAg Reductions 0.2 . 0.6 N 6 2 N 2 N 2 6 2. 2.0 . .0 0. 0 Participants with HBsAg i ≤200 IU/ L Day 113: 4 weeks after last MVA dose Day 169: NUC discontinuation data • VTP-300 + nivolumab treatment led to HBsAg reductions in all treatment groups, which were s p i i p i s wi HBsA v s ≤200 IU/mL at screening. • 7 of 9 (78%) participants who reached Day 169 with screening HBsAg below 200 IU/mL were eligible to discontinue NUC therapy. • 3 participants have discontinued NUC therapy, with 1 retaining undetectable HBsAg 16 weeks post-discontinuation. *Participants with screening HBsAg <200 IU/mL account for ~30% of those currently on the study. 1 Preliminary data presented as an oral presentation at AASLD, Q4 2023. Group 1 Group 2 Group 3 All Participants by Screening HBsAg level <200 IU/mL vs >200 IU/mL Screening HBsAg • <=200 IU/mL (n=23 @ Day 1) • >200 IU/mL (n=51 @ Day 1) VTP-300 HBV003 Phase 2b – Preliminary Data1 Next anticipated readout: Interim data – Q2 2024 • 31% of patients with an HBsAg <200 IU/mL at Day 1 had >1 log HBsAg reductions vs 2% of patients with HBsAg levels >200 IU/mL at Day 1. • At Day 113, 23% of patients had >0.5 log reductions and 9% of patients had >1 log reductions in HBsAg levels.

• HBV DNA ≤20 IU/mL. • HBsAg ≥ 00 to < ,000 IU/mL. • On NUCs for at least 1 year. Inclusion Criteria Primary Endpoints Secondary Endpoints • Safety: incidence of AEs and SAEs. • Change in HBsAg concentration from baseline. • Proportion of participants with a change in HBsAg from baseline meeting response criteria (≥0. , , 2, or log 0 reduction). • Change in HBV DNA, RNA, core-related antigen, HBsAg antibody, HBsAg e-antibody from baseline. Imdusiran (RNAi) + VTP-300 +/- low-dose nivolumab (N=60) Trial expanded in Q4 2022 to include an arm with low-dose nivolumab 11 LD: Low-dose * Additional MVA/Placebo to be dosed at Week 38, if patients have experienced a ≥0. log drop in HBsAg from Week 26 to Week 34. ** Additional MVA+nivo to be dosed at Week 38, if patients have HBsAg ≥ 0 IU/mL at Week . Imdusiran (N=60) R a n d o m iz a ti o n O p e n G ro u p AB-729-202 – Phase 2a Clinical Collaboration with Arbutus: Study Design VTP-300 Week 1 Group A (n= 20) Group B (n=20) Week 24 Week 26 Week 48 ChAdOx Placebo Group C (n=20) ChAdOx Week 30 MVA + LD nivo** MVA* Placebo* Patients to discontinue NUCs if eligible • Alanine amino transferase (ALT) <2 × Upper limit of normal (ULN), and • HBV DNA <Lower limit of quantification (LLOQ), and • Hepatitis B e Antigen (HBeAg) negative, and • HBsAg <100 IU/mL, and/or • HBsAb positiveD is c o n ti n u a ti o n c ri te ri a

Imdusiran and VTP-300 Demonstrated Meaningful and Sustained Declines in HBsAg Levels

VTP-300

Arbutus BIOPHARMA

AB-729-202 Phase 2a – Interim Data[1]

Preliminary results:

- Robust reductions of HBsAg were observed during the imdusiran treatment period, with 33/34 (97%) of subjects <100 IU/mL at the time of VTP-300/placebo administration.
- VTP-300 treatment appeared to contribute to maintaining low HBsAg levels in the early post-treatment period.
- All subjects who have reached Week 48 in Group A (n=5) were eligible to stop NUC therapy and remain off-treatment.**
- HBV-specific T cell IFN-γ **production was enhanced** in subjects receiving VTP-300 (n=4) vs placebo (n=3).

Next anticipated readout:

Interim data – Q2 2024

Mean HBsAg Change from Baseline by Treatment Group



Mean (Standard Error) HBsAg Decline by Visit
Imdusiran dose
VTP-300/placebo dose
Cohort A VTP-300
Cohort B Placebo
Log10 HBsAg (IU/mL)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
8
16
24
32
40
48
56
Time (Weeks)
*n = 19 19 19 19 18 15 10 5 (VTP-300)
n = 18 18 18 18 16 13 9 7 (placebo)

[1] Based on interim data analysis presented as a poster by Arbutus Biopharma at AASLD, Q4 2023.
*3 subjects have not yet reached VTP-300 dosing period and are excluded from plot
**As of data being presented at AASLD, Q4 2023.

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VTP-200 Human Papillomavirus (HPV) Therapeutic Guiding the immune system to cure disease

VTP-200

Persistent HPV Infection Remains a Significant Public Health Problem[1]

We are targeting persistent HPV infection – which can lead to precancerous lesions and cervical cancer[1]

HPV is the most common sexually transmitted viral infection in the world[1]

Cervical cancer was the 4th most common cancer in women globally in 2020.[2] >95% of cervical cancer is caused by HPV.[2]	~291 million women worldwide are infected with HPV[4] >3.6M diagnosed annually with persistent high-risk cervical HPV in US and across 5EU.[6]	Cervical cancer in the US[3]: ~4,000 deaths per year even with screening & treatment ~12,000 cases per year	Cervical cancer worldwide[2]: ~342,000 deaths per year ~604,000 cases per year

VTP-200 aims to address high unmet need for patients with persistent HPV infection

- While HPV prophylactic vaccines are effective at preventing infection, there are low vaccination rates exist in many regions of the world and these vaccines do not eliminate existing infections.[1]
- Standard of care is monitoring and excision once high-grade lesions develop.[1]
- Currently no treatment before high-grade lesions develop.[1]
- People with HPV infections report cancer-related fear, worry over lack of treatment and HPV being a **'ticking time bomb'**.[5]

[1] WHO, HPV vaccines: WHO position paper, 2022
[2] WHO, Cervical Cancer
[3] Center for Disease Control
[4] Lancet Infect Dis. 2007 Jul;7(7):453-9. 10.1016/S1473-3099(07)70158-5
[5] Psychooncology. 2021 Jan; 30(1): 84–92. doi: 10.1002/pon.5540
[6] Barinthus Bio, Data on File

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APOLLO (HPV001) – Phase 1b/2 Study Design 15 Inclusion Criteria • High risk HPV positive for >6 months and low- grade cervical lesions. Study Outputs • Efficacy Data: % clearance of high-risk HPV and cervical lesions evaluated at 12 months. Lead-in Phase: (N=9) Objective: Evaluating VTP-200 immunogenicity and safety Group A (n=3) ChAdOx 2 x 108 vp MVA 1 x 107 pfu Group B (n=3) ChAdOx 2 x 109 vp MVA 1 x 107 pfu Group C (n=3) ChAdOx 2 x 1010 vp MVA 1 x 108 pfu Regions EU UK Main Phase*: VTP-200 (N=99) – Complete Objective: Evaluating safety data, efficacy data, immunogenicity, dose-response 1 (n=16) 2 (n=16) 3 (n=8) 4 (n=8) 5 (n=16) 6 (n=32) ChAdOx 2 x 109 vp MVA 1 x 107 pfu Day 1 ChAdOx 2 x 1010 vp ChAdOx 2 x 108 vp ChAdOx 2 x 109 vp ChAdOx 2 x 1010 vp Placebo MVA 1 x 107 pfu MVA 1 x 108 pfu MVA 1 x 108 pfu MVA 1 x 108 pfu Placebo Day 29Group 60 of the main phase participants will be part of an immunogenicity sub-study AE: adverse events, SAE: serious adverse events. *All groups open simultaneously Study Reference: NCT04607850 Primary Endpoint • Safety: incidence of AEs and SAEs. Secondary Endpoints • Efficacy. • Dose determination for further studies. VTP-200

16 APOLLO Trial Primary Endpoint Met - Analysis Ongoing AE: adverse events, SAE: serious adverse events. * in participants with both reported lesions at screening and visualization of the cervical transformation zone at 12 months (n=57). APOLLO (HPV001): Phase 1b/2 Topline Final Data • Primary endpoint met: VTP-200 was generally well- tolerated and administered with no treatment-related grade 3 or higher unsolicited AEs and no treatment-related SAEs. • In groups receiving the highest dose of ChAdOx: • Highest high-risk (hr)HPV clearance rate observed in Group 2. • Highest cervical lesion clearance rate observed in Groups 2 and 5. • Pooled data from the five active dose groups showed no significant improvement in hrHPV clearance or cervical lesion clearance rates in comparison to the placebo group. VTP-200 Next anticipated readout: Complete Analysis - Ongoing Month 12 hrHPV clearance Month 12 Cervical lesion clearance* Group 1 12% 40% 2 60% 67% 3 11% 20% 4 33% 33% 5 36% 67% Placebo 33% 39%

VTP-1000 Immune Tolerance Program Guiding the immune system to cure disease

VTP-1000

Celiac Disease is a Serious Autoimmune Disease with No Effective Treatment Except Strict Gluten-Free Diet

VTP-1000 aims to restore immune balance in a precise, celiac-specific manner.

- Celiac disease is a chronic autoimmune disorder triggered by gluten protein that damages the small intestine and can cause long-lasting digestive problems.

VTP-1000 is designed to balance the immune response: inducing gluten-specific Tregs and reducing gluten-specific Teff cell response.

- VTP-1000 aims to induce tolerance to gluten protein and allow people with celiac disease to consume a normal diet without having to avoid gluten.

0	Current approved treatments.
~1%	of people in Western countries have Celiac Disease.[1]
~17%	Of patients are correctly diagnosed, which is rising with awareness.[2,3]


VTP-1000 Components
VTP-1000
Celiac-specific antigens
Immunomodulator

[1] Al-Toma, A., et al. (2019) United European Gastroenterol J. 7(5), 583-613.
[2] Clinical Gastroenterology and Hepatology 2018; 16:823-36.
[3] European Journal of Ped; 2021, 180: 1941-1946.

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19 SNAP-Tolerance Immunotherapy (TI) Platform SNAP-TI Given IM Treated Established EAE Disease in Mice1 Immunomodulator and antigens co-delivered by IM injection in self-assembled SNAP-TI designed to achieve a favorable antigen- specific Treg to Teff ratio. SNAP-TI: Mode of Action 1 Unpublished preclinical data, Barinthus Bio, Data on File. 0 20 40 0 1 2 3 4 Days after disease induction D is e a s e s c o re Treatment days SNAP-TI Increases Treg to Teff Ratio in Mice to Impact Disease1 [1] Vehicle [6] SNAPvax TV MOG; Rapamycin; 40 nmol Vehicle control SNAP-TI (MOG + mTORi) MOG: myelin oligodendrocyte glycoprotein mTORi: mechanist target of rapamycin VTP-1000 Pre-Clinical Results: Inducing antigen-specific tolerance to address autoimmune diseases

VTP-1000

GLU001 – First-in-Human Phase 1 Study Design

Objective: Evaluating safety and tolerability of single and multiple doses of VTP-1000

Part A – Single Ascending Dose (N=18)

Day 1 — Dosing
Day 22 — End of Follow up

Part B – Multiple Ascending Dose (N=24)

Day 1 — Dosing
Day 15 — Dosing
Day 29 — Dosing
Day 43 — Gluten Challenge
Day 57 — End of Follow up

- Sequential dosing levels: 7-day gap from first 2 participants at each level to allow safety review before escalation to next dosing level.

Dose Levels	VTP-1000 (Part A/B)	Placebo
1	N=4/6	N=2
2	N=4/6	N=2
3	N=4/6	N=2

Inclusion Criteria

- Diagnosis of celiac disease.
- Well-controlled, gluten restricted diet ≥12 months.

Primary Endpoint

- Safety: incidence of AEs and SAEs.
- Changes from baseline in anti-tissue transglutaminase immunoglobulin A antibodies.

Secondary Endpoints

- Pharmacokinetic parameters.

Next anticipated milestone:

First Patient, First Dose: Q3 2024

Study Reference: NCT06310291

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VTP-850 Prostate Cancer Immunotherapeutic Guiding the immune system to cure disease

VTP-850

Prostate Cancer Remains a Health Priority with High Diagnosis and Recurrence Rates

VTP-850 is a next generation ChAdOx-MVA multi-antigen product candidate designed to induce disease-relevant cytotoxic T cells and prevent advancement to metastatic disease.

Prostate cancer is the 4th most common cancer diagnosis in the world.[1]	Prostate cancer worldwide[3]:	
1 in 8 men will be diagnosed with prostate cancer in their lifetime.[2]	~1.4M	new cases diagnosed.
20-40% of patients with non-metastatic prostate cancer experience biochemical recurrence after local therapy (e.g., prostatectomy).	~375K	deaths per year.

VTP-850 is a novel immunotherapy candidate aiming to prevent advanced disease.

- Biochemical recurrence is indicated by rising PSA levels with no evidence of disease on conventional imaging, meaning the disease was not cured by local therapy.[4]
- Treatment options for patients with biochemical recurrence include systemic therapies such as hormonal or chemotherapy, resulting in toxicity and side effects.

[1] WHO, 2022.
[2] American Cancer Society, 2023
[3] World Cancer Research Fund International. 2020.
[4] Simon Ni, et al. Am Soc Clin Oncol Educ Book. 2022.

PSA: Prostate Specific Antigen.
Study Reference: NCT05617040

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VTP-800 First-Generation Single-Antigen Immunotherapy Showed Meaningful Reduction in PSA mCRPC: metastatic castration-resistant prostate cancer; PSA: prostate-specific antigen. 1 Antonarakis, E. et al. Journal of Clinical Oncology 2020 2 Data courtesy of Prostate Cancer Vaccine Group, Jenner Institute, UO. mCRPC: Metastatic Castrate Resistant Prostate Cancer VTP-800 antigen: 5T4 Target patient population: 23 mCRPC patients enrolled. Efficacy data readouts: • >50% reduction in PSA compared to baseline was seen in 22% of patients (5/23). • Historical comparator with a PSA response to anti-PD-1 alone is ~9%.1 • 3 patients with PSA response also had measurable tumors and achieved clinical responses. Study in metastatic castration-resistant prostate cancer (mCRPC) patients using ChAdOx-MVA plus nivolumab 100 50 0 -50 -100 P S A c h a n g e f ro m b a s e lin e ( % ) Phase 2 ADVANCE: Serum PSA Results2 23 Phase 2a ADVANCE: VTP-800 + Anti-PD-1 in mCRPC VTP-850

VTP-850

PCA001 – Phase 1/2 Study of VTP-850 Design

Ongoing Phase 1/2 study for Multi-Antigen VTP-850, a Next-Generation Candidate, Futility Data Expected 2025

Phase 1: Lead-in Phase

VTP-850 (N=15-18)

Objective: Dose finding for Phase 2, evaluation of safety and immunogenicity.

VTP-850 antigens:

- 5T4
- PSA
- PAP
- STEAP

Cohort	n / Route
Cohort 1 Low dose	(n=3-6) IM/IM
Cohort 2 Full dose	(n=6) IM/IM
Cohort 3 Full dose	(n=6) IM/IV

Phase 2: Main Phase

VTP-850 (N=125)

Objective: Futility analysis, POC, durability of response rate.

Stage 1 objective:

Futility analysis based on PSA response.

(n=25*)

Dosing: IM + IM/IV⁺

Stage 2 objective:**

Establish proof of concept based on overall PSA response and duration of response.

(n=100)

Dosing: IM + IM/IV+

Inclusion Criteria

- Hormone sensitive prostate cancer.
- Biochemical recurrence after definitive local therapy.
- No metastases by standard radiography.

Primary Endpoints

- Safety: incidence of AEs and SAEs.

Secondary Endpoints

- PSA response, durability of PSA response, duration of PSA response, metastasis-free survival, time to metastasis, time to start of androgen deprivation therapy.

Next anticipated milestone:

Futility data: 2025

* Including 6 participants from Phase 1. ** If 4 or more of the 25 participants at the RP2R (including the Phase 1 participants who received the same dose regimen) have a PSA response, Stage 2 will be opened to enrolment of up to 100 additional participants.
⁺ Dosing dependent on outcome of Phase 1.
Study Reference: NCT05617040

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Partnered Programs Guiding the immune system to cure disease

Barinthus Bio’s Partnered Pipeline 26 ChAdOx Cancer Programs VTP-600 NSCLC/Squamous Esophageal cancer therapeutic in combo. with checkpoint inhibitor + chemo Worldwide (76% of Sub.) Phase 1/2a ongoing Prophylactic Programs VTP-500 MERS Worldwide Initiation of Phase 2 VTP-400 Zoster Worldwide (excl. China) Phase 1 ongoing Program Product Candidate Partner Preclinical Phase 1 Phase 2 Phase 3 Marketed Barinthus Bio Rights Status/Anticipated Upcoming Milestones Existing human clinical data

Company Highlights Guiding the immune system to cure disease

Financial Overview and Catalysts 28 Q2 2024 VTP-300 (HBV): Phase 2b HBV003 and Phase 2a AB-729-202 interim analysis data Expected near-term catalysts2 Guiding the immune system to cure disease Current cash position $130 million1 as of March 31, 2024. No debt or outstanding warrants. Estimated cash runway into Q4 20253. 1 Including cash, cash equivalents and restricted cash as of March 31, 2024, as reported on Form 10-Q on May 13, 2024. 2 Based on management’s current estimates on expected clinical data milestones. 3 Based on management’s current estimate of status and strategy. Any changes could be material. Q3 2024 VTP-1000 (Celiac): Phase 1 GLU001 FPFV

Investment Highlights 29 Expanding into autoimmunity with targeted immunotherapies in high unmet need areas with no current treatment, such as Celiac disease. Clinical data in HBV, HPV and prostate cancer. Proprietary platforms (ChAdOx, MVA, SNAP) designed to drive powerful immune responses in therapeutic and prophylactic settings. Established partnerships in 3 programs with leading institutions and biotech companies. Multiple anticipated near-term data readouts and clinical trial initiations from two Phase 2 trials and a Phase 1 trial. Pipeline of 4 programs in infectious diseases, autoimmunity and cancer

Guiding the Immune System to Cure Disease Thank You